UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

Current Report

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report: December 14, 2023

Arisz Acquisition Corp.

(Exact Name of Registrant as Specified in its Charter)

Delaware	001-41078	87-1807866
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

c/o MSQ Ventures

12 East 49th Street, 17th Floor

New York, NY 10017

(Address of Principal Executive Offices and Zip Code)

Registrant’s telephone number, including area code: (919) 699-9827

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	ARIZ	The Nasdaq Stock Market LLC

Warrants	ARIZW	The Nasdaq Stock Market LLC

Rights	ARIZR	The Nasdaq Stock Market LLC

Units	ARIZU	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 4.02 Non-Reliance on Previously Issued Financial Statements or a Related Audit Report of Completed Interim Reports.

During the preparation of the Annual Report on Form 10-K for the year ended September 30, 2023 (the “Annual Report’), Arisz Acquisition Corp. (the “Company”) management determined that it had not appropriately accounted for interest earned on investments held in its Trust Account established in connection with the Company’s initial public offering for the benefit of the Company’s public stockholders (the “Trust Account”) under U.S. GAAP. Interest income was recorded based on actual cash receipt instead of on an accrual basis, resulting in an understatement of Investments held in Trust Account in prior periods. As a result, interest earned on investment held in Trust Account, income tax provision, net income, income tax payable, common stock subject to redemption and accumulated deficit accounts were misstated.

In accordance with Staff Accounting Bulletin (“SAB”) 99, “Materiality”, and SAB 108, “Considering the Effects of Prior Year Misstatements when Quantifying Misstatements in Current Year Financial Statements”, the Company’s management and the audit committee evaluated the materiality of the errors from qualitative and quantitative perspectives, individually and in aggregate, and on December 14, 2023 concluded that the errors were material to the financial statements for the fiscal year ended September 30, 2022, and the quarters ended December 31, 2022, March 31, 2023, and June 30, 2023 (collectively, the “Previously Issued Financial Statements”) and that the Previously Issued Financial Statements should no longer be relied upon and would require certain restatement adjustments.

The Company’s management and the Audit Committee discussed the matters disclosed in this Item 4.02 with Marcum LLP, the Company’s Independent Registered Public Accounting Firm.

The Company expects to file the Annual Report, which will present the impact of the restatement adjustments of the Previously Issued Financial Statements, as audited by Marcum, as soon as practicable after this Current Report on Form 8-K is filed.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: December 15, 2023	ARISZ ACQUISITION CORP.

	By:	/s/ Fang Hindle-Yang
	Name:	Fang Hindle-Yang
	Title:	Chief Executive Officer

2